MUNIYIELD
CALIFORNIA
FUND, INC.






FUND LOGO






Annual Report

October 31, 1995





Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MYC



This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniYield
California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011







MuniYield California Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Stock of MuniYield California Fund, Inc. earned $0.896 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.90%, based on a month-end net asset value of $15.18 per share. Over the same period, the total investment return on the Fund's Common Stock was +19.33%, based on a change in per share net asset value from $13.91 to $15.18, and assuming reinvestment of $0.903 per share income dividends and $0.246 per share capital gains distributions.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +7.95%, based on a change in per share net asset value from $14.54 to $15.18, and assuming reinvestment of $0.438 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield of 4.15% for Series A and 3.67% for Series B.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
Over the past 12 months, the Fund's performance was reflective of the management strategies we employed over two distinct investment periods. Toward the end of 1994, we believed the drastic rise in longer maturity fixed-income security yields, combined with an improved technical condition of the overall marketplace, restored value to the municipal market. Consequently, we positioned the portfolio in an aggressive stance with a minimal cash reserve position.

This strategy was established a bit prematurely and, as a result, the Fund's net asset value suffered toward the final months of 1994 as the municipal market continued to deteriorate. However, as a better scenario for the municipal market began to unfold in 1995, the Fund's more aggressive posture allowed the portfolio to benefit from the price appreciation achieved as interest rates came down. The Fund's appreciation can also be attributed to its above-average credit quality. At October 31, 1995, 72% of the Fund's total assets were invested in securities rated AA or better by at least one of the major rating agencies. The general tightness of yield spreads over the range of credit qualities allowed the Fund to maintain this level of quality without significant sacrifice of current yield.

Recently, we adopted a more cautious approach to the bond market since it has reached yield levels that historically have proved unattractive to retail investors. The portfolio's asset mix was restructured to a more defensive posture with higher-couponed issues replacing more market-sensitive performance securities. In order to maintain a relatively high degree of current return, cash equivalent reserves are still minimal in a range of 7%--10%. Therefore, even though the Fund reduced its volatility to market swings, its low cash position should allow sufficient price appreciation should interest rates continue to decline.

Short-term tax-exempt interest rates traded in the 3.25%--4.00% range throughout most of the last six months. This has continued to generate significant beneficial impact upon the yield paid to the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(Walter C. O'Connor)
Walter C. O'Connor
Portfolio Manager



November 28, 1995




We are pleased to announce that Walter C. O'Connor is responsible for the day-to-day management of MuniYield California Fund, Inc. Mr. O'Connor has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and Portfolio Manager, and was Assistant Vice President from 1991 to 1993. Prior thereto, he was Assistant Vice President with Prudential Securities from 1984 to 1991.

PROXY RESULTS


During the six-month period ended October 31, 1995, MuniYield California Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1.To elect the Fund's Board of Directors:       Herbert I. London                  15,796,421               636,389
                                                Robert R. Martin                   15,796,421               636,389
                                                Arthur Zeikel                      15,797,089               635,721

                                                                                  Shares Voted   Shares Voted    Shares Voted
                                                                                      For          Against         Abstain
2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent
  auditors for the current fiscal year.                                            15,750,601       141,298         540,911


During the six-month period ended October 31, 1995, MuniYield
California Fund, Inc. Preferred Stock shareholders (Series A and B) voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted           Shares Voted
                                                                                      For             Without Authority
1.To elect the Fund's Board of Directors: Herbert I. London, Robert
  R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel as
  follows:
                                                Series A                             1,900                     0
                                                Series B                             2,364                     0

                                                                                  Shares Voted   Shares Voted    Shares Voted
                                                                                      For          Against         Abstain

2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                                Series A                             1,900             0               0
                                                Series B                             2,364             0               0


THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax
       (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
RIB    Residual Interest Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
S&P      Moody's     Face                                                                                            Value
Ratings  Ratings    Amount                                Issue                                                    (Note 1a)

California--94.3%
                            California Health Facilities Financing Authority Revenue Bonds:
A1+      VMIG1++   $ 1,800    (Catholic Health Care), VRDN, Series C, 3.60% due 7/01/2020 (a)(c)                    $  1,800
A1+      NR*         2,200    (Huntington Memorial Hospital), VRDN, 3.75% due 11/01/2010 (a)                           2,200
AA       Aa3         1,000    (Kaiser Permanente), Series A, 7% due 12/01/2010                                         1,093
AAA      Aaa         2,000    (Kaiser Permanente), Series A, 7% due 10/01/2018 (c)                                     2,210
AAA      Aaa         1,000    Refunding (Adventist Health), Series A, 6.50% due 3/01/2014 (c)                          1,054
AAA      Aaa         4,085    (San Diego Hospital Association), Series A, 6.70% due 10/01/2010 (c)                     4,445
NR*      A           2,835    (Scripps Research Institute), Series A, 6.625% due 7/01/2018                             2,943
A+       A           3,600    (Sutter Health), Series 89-A, 6.70% due 1/01/2013                                        3,801

                            California HFA, Home Mortgage Revenue Bonds:
AA-      Aa          2,635    AMT, Series C, 7.45% due 8/01/2011                                                       2,764
AA-      Aa          2,600    AMT, Series E-1, 6.70% due 8/01/2025                                                     2,664
AA-      Aa          5,000    AMT, Series F-1, 7% due 8/01/2026                                                        5,241
AA-      Aa          1,275    Series D, 7.25% due 8/01/2017                                                            1,363
AA-      Aa            870    Series F, 7.875% due 8/01/2019                                                             918

AA-      Aa          2,950  California HFA, Revenue Bonds, RIB, AMT, 8.777% due 8/01/2023 (h)                          3,075

                            California Pollution Control Financing Authority, Resource Recovery
                            Revenue Bonds, VRDN, AMT (a):
A1       VMIG1++       300    (Atlantic Richfield Company Project), Series A, 3.95% due 12/01/2024                       300
NR*      P1          1,500    (Delano Project), 4% due 8/01/2019                                                       1,500
NR*      P1            300    (Delano Project), Series 1991, 4% due 8/01/2019                                            300
NR*      Aa3           500    (Honey Lake Power Project), 4% due 9/01/2018                                               500
NR*      P1            300    Refunding (Ultra Power Rocklin Project), Series A, 4.05% due 6/01/2017                     300

                            California Public Works Board, Lease Revenue Bonds:
A-       A           3,000    (California Community Colleges), Series A, 6.75% due 9/01/2011                           3,171
A-       A           6,800    (Department of Corrections-Monterey County), Series A, 7% due 11/01/2019                 7,397
A-       A           5,100    (Various California State University Projects), Series A, 6.625% due 10/01/2010          5,360
A-       A           9,800    (Various California State University Projects), Series A, 6.70% due 10/01/2017          10,316
A-       A           1,550    (Various Community College Projects), 7% due 3/01/2014                                   1,687
A-       A           3,535    (Various Community College Projects), 7% due 3/01/2019                                   3,831
AAA      Aaa        17,900    (Various Universities of California Projects), Series A, 6.60% due 12/01/2002 (g)       20,442

A        A1          3,980  California State, GO, 5.25% due 10/01/2013                                                 3,772

A        A1          5,000  California State, GO, Variable Purpose Bonds, 5.90% due 4/01/2023                          4,959

                            California Statewide Community Development Authority Revenue Bonds, COP:
AA       Aa          4,750    (Saint Joseph Health System Group), 6.625% due 7/01/2021                                 5,074
A1       VMIG1++     2,500    (Sutter Health Obligation Group), VRDN, 3.80% due 7/01/2015 (a)(b)                       2,500

A+       A1          3,000  Contra Costa County, California, COP (Merrithew Memorial Hospital), 6.60% due
                            11/01/2012                                                                                 3,118

BBB      NR*         1,000  Contra Costa County, California, Public Financing Authority, Tax Allocation
                            Revenue Refunding Bonds, Series A, 7.10% due 8/01/2022                                     1,057

AAA      Aaa         2,000  Cucamonga County, California, Water District Facilities Refinancing Bonds,
                            COP, 6.50% due 9/01/2022 (d)                                                               2,121

AAA      Aaa           395  Culver City, California, Redevelopment Finance Authority Revenue Bonds
                            (Senior Lien Project Loans), Series A, 6.75% due 11/01/2015 (b)                              429

AAA      Aaa         3,500  East Bay, California, Municipal Utility District, Water System,
                            Subordinated Revenue Refunding Bonds, 6% due 6/01/2012 (c)                                 3,587

AAA      Aaa         1,000  El Cajon, California, Redevelopment Agency, Tax Allocation Bonds
                            (El Cajon Redevelopment Project), 6.60% due 10/01/2022 (b)                                 1,068

SCHEDULE OF INVESTMENTS (continued)                                                                            (in Thousands)
S&P      Moody's     Face                                                                                            Value
Ratings  Ratings    Amount                                Issue                                                    (Note 1a)

California (continued)
BBB      Baa       $ 1,930  Inglewood, California, Public Financing Authority Revenue Bonds
                            (Manchester-Prairie-North Inglewood Industrial Park Project), Series B,
                            7% due 5/01/2022                                                                        $  1,999

AA       Aa          1,000  Kings River Conservation District, California, Revenue Refunding Bonds
                            (Pine Flat Power), Series D, 6.375% due 1/01/2012                                          1,037

AAA      Aaa         3,645  Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                            Refunding Bonds (Bunker Hill), Series H, 6.50% due 12/01/2015 (f)                          3,863

AAA      Aaa         4,000  Los Angeles, California, Convention and Exhibition Center Authority, Lease Revenue
                            Refunding Bonds, Series A, 5.375% due 8/15/2018 (c)                                        3,825

AAA      Aaa         3,925  Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds,
                            6.30% due 7/01/2024 (c)                                                                    4,117

AA       Aa          3,000  Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B,
                            6.625% due 8/01/2019                                                                       3,130

AAA      Aaa         3,000  Los Angeles, California, Wastewater System Revenue Bonds, Series D,
                            6.625% due 12/01/2012 (c)                                                                  3,214

AAA      Aaa        12,900  Los Angeles County, California, COP (Correctional Facilities Project),
                            6.50% due 9/01/2013 (c)                                                                   13,558

                            Los Angeles County, California, Transportation Commission, Sales Tax
                            Revenue Bonds, Series A:
AA-      Aaa         6,500    6.75% due 7/01/2001 (g)                                                                  7,367
A+       Aaa         6,850    Proposition C, Second Series, 6.75% due 7/01/2002 (g)                                    7,839
AA-      A1          2,000    Refunding, 7% due 7/01/2019                                                              2,173

                            M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project):
A        A           5,000    Series C, 6.875% due 7/01/2019                                                           5,216
AAA      Aaa         2,955    Series E, 6.50% due 7/01/2017 (c)                                                        3,124

AA       Aa          8,000  Metropolitan Water District, Southern California, Waterworks Revenue Bonds,
                            6.625% due 7/01/2012                                                                       8,558

AAA      Aaa         2,500  Northern California Power Agency, Multiple Capital Facilities Revenue Bonds,
                            RIB, 8.891% due 9/02/2025 (c)(h)                                                           2,775

                            Northern California Power Agency, Public Power Revenue Bonds
                            (Hydroelectric Project Number 1) (c):
AAA      Aaa         4,000    Refunding, Series A, 5.50% due 7/01/2016                                                 3,927
AAA      Aaa         1,970    Series E, 7.15% due 7/01/2024                                                            2,142

AAA      Aaa        16,000  Orange County, California, Local Transportation Authority, Sales Tax Revenue Bonds,
                            Second Series, 6.10% due 2/14/2011 (d)                                                    16,504

A        NR*         5,000  Palmdale, California, Civic Authority, Revenue Refunding Bonds
                            (Merged Redevelopment Project), Series A, 6.60% due 9/01/2034                              5,482

AAA      Aaa         3,905  Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds
                            (Rancho Redevelopment Project), 6.75% due 9/01/2020 (c)                                    4,195

NR*      A           3,750  Rancho Mirage, California, Joint Powers Financing Authority, COP
                            (Eisenhower Memorial Hospital), 7% due 3/01/2022                                           3,935

                            Redwood City, California, Public Financing Authority, Local Agency Revenue Bonds:
AAA      Aaa         5,025    Refunding, Series A, 6.50% due 7/15/2011 (b)                                             5,408
A-       NR*         1,500    Series B, 7.25% due 7/15/2011                                                            1,629

A+       Aaa        18,000  Sacramento, California, City Financing Authority Revenue Bonds, 6.80% due
                            11/01/2001 (g)                                                                            20,554



SCHEDULE OF INVESTMENTS (concluded)                                                                            (in Thousands)
S&P      Moody's     Face                                                                                            Value
Ratings  Ratings    Amount                                Issue                                                    (Note 1a)

California (concluded)
                            Sacramento, California, Municipal Utility District, Electric Revenue Bonds,
                            Series B (c):
AAA      Aaa       $ 3,180    6.25% due 8/15/2011                                                                   $  3,454
AAA      Aaa         4,865    6.375% due 8/15/2022                                                                     5,106

                            San Francisco, California, City and County Airport Commission,
                            International Airport Revenue Bonds, Second Series:
AAA      Aaa         1,500    AMT, Issue 5, 6.50% due 5/01/2019 (d)                                                    1,593
AAA      Aaa         4,525    AMT, Issue 6, 6.60% due 5/01/2020 (b)                                                    4,858
AAA      Aaa        11,000    Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                             11,770

AA-      A1          5,480  San Francisco, California, City and County, GO, UT (Various Purpose Projects),
                            Series A, 6.50% due 12/15/2010                                                             5,794

AA       Aa          5,000  San Francisco, California, City and County Public Utilities Commission,
                            Water Revenue Bonds, Series A, 6.50% due 11/01/2017                                        5,307

AAA      Aaa         4,715  San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                            Bonds (George R. Moscone Convention Center), 6.80% due 7/01/2019 (i)                       5,123

AAA      Aaa         3,180  Santa Clara, California, Electric Revenue Bonds, Series A, 6.50% due 7/01/2021 (c)         3,372

AAA      Aaa         9,525  Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                            (VMC Facility Replacement Project), Series A, 6.75% due 11/15/2020 (b)                    10,381

AA       A1          5,000  Santa Clara County, California, Transportation District, Sales Tax
                            Revenue Bonds, Series A, 6.75% due 6/01/2011                                               5,435

AAA      Aaa         3,000  Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                            (Conservation Redevelopment Project), Series A, 6% due 9/01/2014 (c)                       3,074

AAA      Aaa         7,750  Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater Project),
                            Series A, 6.50% due 9/01/2022 (d)                                                          8,239

AAA      NR*         1,145  Southern California Home Financing Authority, S/F Mortgage Revenue Bonds,
                            AMT, Series A, 6.75% due 9/01/2022 (e)                                                     1,179

A1+      VMIG1++     1,400  Southern California Public Power Authority, Revenue Refunding Bonds
                            (Southern Transmission Project), VRDN, 3.55% due 7/01/2019 (a)(b)                          1,400

AAA      Aaa         5,000  Stockton, California, COP, Revenue Bonds (Wastewater Treatment Plant Expansion),
                            Series A, 6.80% due 9/01/2024 (d)                                                          5,449

                            University of California Revenue Bonds (Multiple Purpose Projects):
A-       NR*         3,300    Refunding, Series A, 6.875% due 9/01/2002 (g)                                            3,795
AAA      Aaa        13,560    Series D, 6.375% due 9/01/2019 (c)                                                      14,206


Puerto Rico--1.6%


A        Baa1        5,500  Puerto Rico Commonwealth, Highway and Transportation Authority,
                            Highway Revenue Refunding Bonds, Series V, 6.625% due 7/01/2012                            5,867

Total Investments (Cost--$339,193)--95.9%                                                                            359,333

Other Assets Less Liabilities--4.1%                                                                                   15,409
                                                                                                                    --------
Net Assets--100.0%                                                                                                  $374,742
                                                                                                                    ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FNMA/GNMA Collateralized.
(f)FSA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(i)CGIC Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.


FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$339,192,835) (Note 1a)                         $359,332,884
                    Cash                                                                                          41,136
                    Receivables:
                      Securities sold                                                      $ 13,271,752
                      Interest                                                                6,433,128       19,704,880
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       7,672
                    Prepaid expenses and other assets                                                             14,841
                                                                                                            ------------
                    Total assets                                                                             379,101,413
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    3,770,055
                      Dividends to shareholders (Note 1f)                                       371,180
                      Investment adviser (Note 2)                                               163,636        4,304,871
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        54,501
                                                                                                            ------------
                    Total liabilities                                                                          4,359,372
                                                                                                            ------------

Net Assets:         Net assets                                                                              $374,742,041
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (4,800 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $120,000,000
                      Common Stock, par value $.10 per share (16,781,559 shares
                      issued and outstanding)                                              $  1,678,156
                    Paid-in capital in excess of par                                        233,789,454
                    Undistributed investment income--net                                      3,330,655
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (4,196,273)
                    Unrealized appreciation on investments--net                              20,140,049
                                                                                           ------------
                    Total--Equivalent to $15.18 net asset value per
                    Common Stock (market price--$13.375)                                                     254,742,041
                                                                                                            ------------
                    Total capital                                                                           $374,742,041
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 22,299,990
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,809,998
                    Commission fees (Note 4)                                                    312,147
                    Professional fees                                                            83,810
                    Printing and shareholder reports                                             60,010
                    Accounting services (Note 2)                                                 59,864
                    Transfer agent fees                                                          53,581
                    Custodian fees                                                               28,918
                    Listing fees                                                                 24,635
                    Directors' fees and expenses                                                 23,737
                    Pricing fees                                                                 10,926
                    Amortization of organization expenses (Note 1e)                               5,797
                    Other                                                                        17,210
                                                                                           ------------
                    Total expenses                                                                             2,490,633
                                                                                                            ------------
                    Investment income--net                                                                    19,809,357
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (4,196,257)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        29,929,032
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 45,542,132
--Net (Notes 1b,                                                                                            ============
1d & 3):


Statement of Chamges in Net Assets
                                                                                                   For the Year
                                                                                                 Ended October 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $ 19,809,357     $ 20,668,758
                    Realized gain (loss) on investments--net                                 (4,196,257)       4,877,369
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         29,929,032      (49,417,622)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          45,542,132      (23,871,495)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (15,159,571)     (16,790,151)
Shareholders          Preferred Stock                                                        (4,189,584)      (3,140,796)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (4,134,976)      (1,122,166)
                      Preferred Stock                                                          (741,300)        (171,888)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (24,225,431)     (21,225,001)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  21,316,701      (45,096,496)
                    Beginning of year                                                       353,425,340      398,521,836
                                                                                           ------------     ------------
                    End of year*                                                           $374,742,041     $353,425,340
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $  3,330,655     $  2,869,102
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)


Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Feb. 28,
from information provided in the financial statements.                                 For the                 1992++ to
                                                                                 Year Ended October 31,         Oct. 31,
Increase (Decrease) in Net Asset Value:                                      1995        1994          1993       1992
Per Share           Net asset value, beginning of period                   $  13.91    $  16.60     $  14.03    $  14.18
Operating                                                                  --------    --------     --------    --------
Performance:          Investment income--net                                   1.18        1.23         1.22         .77
                      Realized and unrealized gain (loss) on
                      investments--net                                         1.53       (2.65)        2.62        (.07)
                                                                           --------    --------     --------    --------
                    Total from investment operations                           2.71       (1.42)        3.84         .70
                                                                           --------    --------     --------    --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                   (.90)      (1.00)        (.99)       (.55)
                      Realized gain on investments--net                        (.25)       (.07)        (.08)         --
                                                                           --------    --------     --------    --------
                    Total dividends and distributions to Common Stock
                    shareholders                                              (1.15)      (1.07)       (1.07)       (.55)
                                                                           --------    --------     --------    --------
                    Capital charge resulting from issuance of Common
                    Stock                                                        --          --           --        (.02)
                                                                           --------    --------     --------    --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                 (.25)       (.19)        (.18)       (.14)
                        Realized gain on investments--net                      (.04)       (.01)        (.02)         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                            --          --           --        (.14)
                                                                           --------    --------     --------    --------
                    Total effect of Preferred Stock activity                   (.29)       (.20)        (.20)       (.28)
                                                                           --------    --------     --------    --------
                    Net asset value, end of period                         $  15.18    $  13.91     $  16.60    $  14.03
                                                                           ========    ========     ========    ========
                    Market price per share, end of period                  $ 13.375    $ 12.125     $ 15.625    $  14.50
                                                                           ========    ========     ========    ========

Total Investment    Based on market price per share                          20.62%     (16.36%)      15.56%        .43%+++
Return:**                                                                  ========    ========     ========    ========
                    Based on net asset value per share                       19.33%      (9.69%)      26.88%       2.79%+++
                                                                           ========    ========     ========    ========

Ratios to           Expenses, net of reimbursement                             .69%        .66%         .69%        .54%*
Average                                                                    ========    ========     ========    ========
Net Assets:***      Expenses                                                   .69%        .66%         .69%        .71%*
                                                                           ========    ========     ========    ========
                    Investment income--net                                    5.48%       5.44%        5.35%       5.65%*
                                                                           ========    ========     ========    ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                  $254,742    $233,425     $278,522    $233,502
                                                                           ========    ========     ========    ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                         $120,000    $120,000     $120,000    $120,000
                                                                           ========    ========     ========    ========
                    Portfolio turnover                                       69.59%      78.89%       21.68%      28.75%
                                                                           ========    ========     ========    ========

Dividends Per       Series A--Investment income--net                       $    882     $   694      $   547     $   449
Share on            Series B--Investment income--net                            864         615          688         481
Preferred Stock
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on April 10, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain differences between accumulated net realized capital losses and paid-in capital in excess of par for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $1,084 and $267 have been reclas-sified from accumulated net realized capital losses and paid-in capital in excess of par, respectively, to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $235,456,031 and $273,075,889, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                    Realized      Unrealized
                                     Losses         Gains

Long-term investments             $(2,154,377)   $20,140,049
Short-term investments                (24,099)            --
Financial futures contracts        (2,017,781)            --
                                  -----------    -----------
Total                             $(4,196,257)   $20,140,049
                                  ===========    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $20,137,289, of which $20,191,866 related to appreciated securities and $54,577 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $339,195,595.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 16,781,559. At October 31, 1995, total paid-in capital amounted to $235,467,877.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1995 were:
Series A, 3.77% and Series B, 3.30%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 4,800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $508,510.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $226,343 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a net capital loss carryforward of approximately $3,025,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.075105 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniYield California Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period February 28, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid monthly by MuniYield California Fund, Inc. during its taxable year ended
October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:

                                               Payable         Short-Term        Long-Term
                                                Date          Capital Gains     Capital Gains
Common Stock Shareholders                     12/29/94              --           $  0.246400

Preferred Stock Shareholders:  Series A       12/15/94              --           $120.36
                                               1/12/95              --           $ 43.42

                               Series B       11/25/94              --           $ 68.03
                                              12/08/94              --           $ 29.51
                                              12/15/94              --           $ 29.19
                                              12/22/94              --           $ 33.55
                                              12/29/94              --           $ 18.83


Please retain this information for your records.



PER SHARE INFORMATION (UNAUDITED)


Per Share Selected Quarterly Financial Data*
                                                                                        Dividends/Distributions
                                        Net        Realized    Unrealized
                                     Investment     Gains        Gains        Net Investment Income     Capital Gains
For the Quarter                        Income      (Losses)     (Losses)      Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994    $.31        $ .13       $  .02         $.26         $.04       $.07          $.01
February 1, 1994 to April 30, 1994       .30          .36        (2.24)         .24          .05        --            --
May 1, 1994 to July 31, 1994             .31          .03          .23          .25          .05        --            --
August 1, 1994 to October 31, 1994       .31         (.22)        (.96)         .25          .05        --            --
November 1, 1994 to January 31, 1995     .31         (.34)         .74          .24          .04        .25           .04
February 1, 1995 to April 30, 1995       .28          .01          .50          .22          .07        --            --
May 1, 1995 to July 31, 1995             .30          .02          .18          .22          .08        --            --
August 1, 1995 to October 31, 1995       .29          .06          .36          .22          .06        --            --

                                                    Net Asset Value                     Market Price**
For the Quarter                                   High             Low               High            Low         Volume***
November 1, 1993 to January 31, 1994             $16.68           $16.03           $15.875          $15.00         1,867
February 1, 1994 to April 30, 1994                16.62            14.35            15.875           13.125        2,112
May 1, 1994 to July 31, 1994                      15.41            14.40            14.00            13.00         1,478
August 1, 1994 to October 31, 1994                15.11            13.90            13.875           12.00         1,818
November 1, 1994 to January 31, 1995              14.02            12.76            12.75            11.25         4,025
February 1, 1995 to April 30, 1995                14.82            14.03            13.625           12.625        1,160
May 1, 1995 to July 31, 1995                      15.33            14.49            13.50            12.625        1,329
August 1, 1995 to October 31, 1995                15.25            14.52            13.375           12.50         1,223

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.